                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 17, 2002
                Date of Report (Date of earliest event reported)



                           THE NEW YORK TIMES COMPANY
               (Exact Name of Registrant as Specified in Charter)


          New York                       1-5837                13-1102020
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation                File Number)         Identification No.)



         229 West 43rd Street, New York, New York                10036
         (Address of principal executive offices)              (Zip Code)



                                 (212) 556-1234
              (Registrant's telephone number, including area code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    OTHER EVENTS.

On July 26, 2002, The New York Times Company (the "Company" or the "Registrant") filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-3 (File No. 333-97199) (the "Registration Statement") relating to the issuance by the Company from time to time its unsecured debt securities consisting of notes, debentures or other evidences of indebtedness at an aggregate initial offering price of not more than $300,000,000. The Registration Statement was declared effective by the SEC on August 6, 2002. The Company filed with the SEC a Prospectus Supplement dated September 17, 2002 relating to the offer and sale of up to $300,000,000 aggregate initial offering price of the Company's Medium-Term Notes, Series B Due More Than Nine Months from Date of Issue (the "Notes"). The Notes are being issued under an Indenture dated as of March 29, 1995 as supplemented by the First Supplemental Indenture dated as of August 21, 1998 and the Second Supplemental Indenture dated as of July 26, 2002. On September 17, 2002, the Company entered into the following agreements in connection with the Notes:
(i) a Distribution Agreement with J.P. Morgan Securities Inc., Banc of America Securities LLC and Banc One Capital Markets, Inc. relating to the distribution of the Notes (the "Distribution Agreement") and (ii) a Calculation Agent Agreement with JPMorgan Chase Bank (the "Calculation Agent Agreement"). Copies of the Distribution Agreement and the Calculation Agent Agreement are filed as exhibits hereto and are incorporated herein.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.


                  EXHIBIT NO.    DESCRIPTION
                  -----------    -----------
                         99.1    Distribution Agreement, dated as of
                                 September 17, 2002 by and among The New York
                                 Times Company, J.P. Morgan Securities Inc.,
                                 Banc of America Securities LLC and Banc One
                                 Capital Markets, Inc.


                         99.2    Calculation Agent Agreement, dated as of
                                 September 17, 2002 by and between The New
                                 York Times Company and JPMorgan Chase Bank


                                      2

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE NEW YORK TIMES COMPANY
                                          (Registrant)


Dated:  September 18, 2002                By:  /s/ Rhonda L. Brauer
                                              --------------------------
                                              Name:  Rhonda L. Brauer
                                              Title: Assistant Secretary










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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
-----------            -----------
       99.1            Distribution Agreement, dated as of
                       September 17, 2002 by and among The New
                       York Times Company, J.P. Morgan Securities
                       Inc., Banc of America Securities LLC and
                       Banc One Capital Markets, Inc.


       99.2            Calculation Agent Agreement, dated as of
                       September 17, 2002 by and between The New
                       York Times Company and JPMorgan Chase Bank










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